UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2005

VWR International, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0001300446	91-1319190
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA		19380
(Address of principal executive offices)		(Zip Code)

(610) 431-1700
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Zywottek Resignation

Effective as of May 15, 2005, Mr. Walter W. Zywottek resigned his positions as President, Chief Executive Officer and a member of the Board of Directors of VWR International, Inc. (the “Company”).  Mr. Zywottek is leaving to assume an Executive Board position with Merck KGaA, Darmstadt, Germany.

Rogers Appointment

Effective May 15, 2005, the Company has appointed Mr. James W. Rogers, the current Chairman of the Board of the Company to the additional position of Chief Executive Officer of the Company.

Also attached hereto as Exhibit 99.1 is the press release issued by the Company on April 26, 2005 announcing Mr. Rogers’ appointment.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR INTERNATIONAL, INC.

Dated: April 26, 2005	By: /s/ Stephen J. Kunst

Name: Stephen J. Kunst
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 26, 2005 (furnished herewith)